Exhibit 10.4

ELEVENTH AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 2)
THIS ELEVENTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 2) (this “Amendment”) is made and entered into as of July 31, 2018, by and among each of the parties identified on the signature pages hereof as a landlord (collectively, “Landlord”) and each of the parties identified on the signature pages hereof as a tenant (jointly and severally, “Tenant”).
W I T N E S S E T H:
WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 4, 2009, as amended by that certain Partial Termination of and First Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of November 1, 2009, that certain Partial Termination of and Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 1, 2010, that certain Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of June 20, 2011, that certain Fourth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of July 22, 2011, that certain Fifth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 31, 2012, that certain Partial Termination of and Sixth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of September 19, 2013, that certain Partial Termination of and Seventh Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of June 1, 2014, that certain Partial Termination of and Eighth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of July 20, 2015, that certain Partial Termination of and Ninth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of September 30, 2016, and that certain Tenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 1, 2017 (as so amended, “Master Lease No. 2”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Master Lease No. 2), all as more particularly described in Master Lease No. 2;
WHEREAS, one of the Facilities leased pursuant to Master Lease No. 2 is the senior living facility known as Palms at St. Lucie West and located at 501 N.W. Cashmere Boulevard, Port St. Lucie, Florida (the “Palms at St. Lucie Property”), which is comprised of an assisted living building and individual villas and independent living units that are part of a condominium; and
WHEREAS, SNH/LTA Properties Trust, a Maryland real estate investment trust (“SNH/LTA”), has acquired the remaining condominium units comprising the villas and independent living units associated with the Palms at St. Lucie Property and has dissolved the condominium; and

WHEREAS, SNH/LTA and the other entities comprising Landlord, and FSQC Trust and the other entities comprising Tenant, wish to amend Master Lease No. 2 to reflect the acquisition of the remaining condominium units and the dissolution of the condominium relating to the Palms at St. Lucie Property;
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, effective as of the date hereof, as follows:
1.    Minimum Rent. For the avoidance of doubt, the current Minimum Rent (after taking into consideration the acquisition of the remaining condominium units comprising the villas and independent living units associated with the Palms at St. Lucie Property) is Sixty Six Million Seven Hundred Twenty Eight Thousand Eight Hundred Forty and 34/100 Dollars ($66,728,840.34) per annum.
2.    Exhibit A. Exhibit A to Master Lease No. 2 is amended by deleting Exhibit A-52 therefrom in its entirety and replacing it with Exhibit A-52 attached hereto.
3.    Ratification. As amended hereby, Master Lease No. 2 is ratified and confirmed.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as a sealed instrument as of the date first above written.

LANDLORD:
CCC FINANCING I TRUST,
CCC INVESTMENTS I, L.L.C.,
CCC OF KENTUCKY TRUST,
CCC PUEBLO NORTE TRUST,
CCDE SENIOR LIVING LLC,
CCOP SENIOR LIVING LLC,
O.F.C. CORPORATION,
SNH CHS PROPERTIES TRUST,
SNH/LTA PROPERTIES GA LLC,
SNH/LTA PROPERTIES TRUST,
SNH SOMERFORD PROPERTIES TRUST,
SPTIHS PROPERTIES TRUST, and
SPTMNR PROPERTIES TRUST

By: /s/ Jennifer F. Francis
Jennifer F. Francis
President of each of the foregoing entities

CCC FINANCING LIMITED, L.P.

By:    CCC Retirement Trust,
its General Partner

By: /s/ Jennifer F. Francis
Jennifer F. Francis
President

CCC RETIREMENT COMMUNITIES II, L.P.

By:    Crestline Ventures LLC,
its General Partner

By: /s/ Jennifer F. Francis
Jennifer F. Francis
President

LEISURE PARK VENTURE LIMITED PARTNERSHIP

By:	CCC Leisure Park Corporation, its General Partner

By: /s/ Jennifer F. Francis
Jennifer F. Francis
President

TENANT:
FIVE STAR QUALITY CARE TRUST

By: /s/ Richard A. Doyle
Richard A. Doyle
Treasurer

FS TENANT HOLDING COMPANY TRUST

By: /s/ Richard A. Doyle
Richard A. Doyle
Treasurer

EXHIBIT A-52

Palms at St Lucie West
501 N.W. Cashmere Boulevard
Port St. Lucie, Florida

LEGAL DESCRIPTION

Assisted Living:
Lot 1, of ST. LUCIE WEST PLAT NO. 137, according to the Plat thereof, recorded in Plat Book 39, pages 26 and 26A, of the Public Records of St. Lucie County, Florida

and

Villas and Independent Living:
All of Lot 2, ST. LUCIE WEST PLAT NO. 149, according to the Plat thereof, as recorded in Plat Book 40, at Pages 17 and 17A, of the Public Records of St. Lucie County Florida.